SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                            AND EXCHANGE ACT OF 1934

Filed by the Registrant                                                 [ X ]
Filed by a Party other than the Registrant                              [   ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting Material under Rule 14a-12

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                         PALLET MANAGEMENT SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)
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Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.
         (1)    Title of each class of securities to which transaction applies:
                ---------------------------------------------------------------
         (2)    Aggregate number of securities to which transaction applies:
                ---------------------------------------------------------------
         (3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ---------------------------------------------------------------
         (4)    Proposed maximum aggregate value of transaction:
                ---------------------------------------------------------------
         (5)    Total fee paid:
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[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:
                ---------------------------------------------------------------
         (2)    Form, Schedule or Registration Statement No.:
                ---------------------------------------------------------------
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         (4)    Date Filed:
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                         PALLET MANAGEMENT SYSTEMS, INC.
                              2855 UNIVERSITY DRIVE
                          CORAL SPRINGS, FLORIDA 33065
                                 (954) 340-1290

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                                     AMENDED
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MARCH 1, 2001

                -------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Pallet Management Systems, Inc., a Florida corporation (the "Company"), will be held on Thursday, March 1, 2001, beginning at 11:00 A.M., Eastern Standard Time, at the Company's regional office located at 2900 Highwoods Boulevard, Suite 200, Raleigh, North Carolina 27604, for the following purposes, all of which are set forth more completely in the proxy statement dated January 5, 2001, which was mailed on or about January 5, 2001 to shareholders of record at the close of business on December 29, 2000:

1. To elect a total of four persons to the Board of Directors for one-year terms;

2. To ratify the selection of Kaufman, Rossin & Co. as the Company's independent auditor for the fiscal year ending June 30, 2001; and

3. To transact such other business as may properly come before the meeting.

         This amendment reflects the change in the date of the Annual Meeting to March 1, 2001, from January 29, 2001. The record date of December 29, 2000, for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting remains the same.

A FORM OF PROXY AND THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 24, 2000, ARE ENCLOSED. IF YOU PREVIOUSLY SUBMITTED THE FORM OF PROXY SENT TO YOU EARLIER THIS YEAR, YOU MAY REVOKE THAT PROXY BY SUBMITTING THE ENCLOSED PROXY. IF YOU DO NOT WISH TO REVOKE THE PREVIOUSLY SUBMITTED PROXY, YOU DO NOT NEED TO SUBMIT THE ENCLOSED PROXY.

                                           BY ORDER OF THE BOARD OF DIRECTORS

Coral Springs, Florida
February 1, 2001

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                         PALLET MANAGEMENT SYSTEMS, INC.
                              2855 UNIVERSITY DRIVE
                          CORAL SPRINGS, FLORIDA 33065
                                 (954) 340-1290

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                    SUPPLEMENT NO. 1 DATED FEBRUARY 1, 2001,
                    TO PROXY STATEMENT DATED JANUARY 5, 2001
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         The enclosed proxy is solicited by the Board of Directors (the "Board")
of Pallet Management Systems, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, March 1, 2001, beginning at 11:00 A.M., Eastern Standard Time, at the Company's regional office located at 2900 Highwoods Boulevard, Suite 200, Raleigh, North Carolina 27604 (the "Meeting"). The approximate date on which this supplement and the enclosed proxy will first be sent to Shareholders is February 1, 2001.

         In January 2001, the Company mailed to its Shareholders proxy materials, accompanied by the Company's Form 10-KSB for the fiscal year ended June 24, 2000 (the "2000 Form 10-KSB"), for an Annual Meeting of Shareholders then scheduled for January 29, 2001. The Company recently discovered that, as a result of a printer's error, the copies of the 2000 Form 10-KSB mailed to Shareholders did not include the Company's financial statements. A copy of the 2000 Form 10-KSB including the financial statements is enclosed.

         Because the Company had to send these supplemental proxy materials, the Company's Board of Directors changed the date of the Annual Meeting of Shareholders to March 1, 2001. The expenses in connection with the change in meeting date are being paid by third parties.

         A STOCKHOLDER WHO PREVIOUSLY SUBMITTED A PROXY OR WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

                                          BY ORDER OF THE BOARD OF DIRECTORS

Coral Springs, Florida
February 1, 2001

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                                  FORM OF PROXY

                           PROXY FOR ANNUAL MEETING OF
                         PALLET MANAGEMENT SYSTEMS, INC.
               2855 UNIVERSITY DRIVE, CORAL SPRINGS, FLORIDA 33065
                                 (954) 340-1290

               SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
                         PALLET MANAGEMENT SYSTEMS, INC.

         THE UNDERSIGNED hereby appoint(s) Zachary M. Richardson and Ronald Shindler, or either of them, with full power of substitution, to vote at the Annual Meeting of Shareholders of Pallet Management Systems, Inc., a Florida corporation (the "Company"), to be held on March 1, 2001, at 11:00 A.M. Eastern Standard Time, at the Company's regional office located at 2900 Highwoods Boulevard, Suite 200, Raleigh, North Carolina 27604, or any adjournment thereof, all shares of the common stock which the undersigned possess(es) and with the same effect as if the undersigned was personally present, as follows:

PROPOSAL (1):    ELECT  DIRECTORS:  PHILIP D.  FELTMAN,  RONALD  SHINDLER,
                 ALAN P.  SKLAR AND  ROBERT L. STEILER.

(  )  For All Nominees Listed Above          (  )  Withhold Authority to Vote
     (except as marked to the contrary below)     for All Nominees Listed Above
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    (To withhold vote for any nominee or nominees, print the name(s) above.)

PROPOSAL (2):    RATIFY SELECTION  OF KAUFMAN, ROSSIN & CO. AS THE COMPANY'S
                 INDEPENDENT AUDITOR.

(  )   For                      (  ) Against                   (  ) Abstain

PROPOSAL (3):    TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
                 MEETING.

(  )   In their discretion, the proxy-holders are     (  )  Withhold Authority
       authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES NOMINATED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


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(Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, then each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their capacity or title.)

                                          Please sign, date and promptly return
                                          this Proxy in the enclosed envelope.


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